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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 17, 1998


                             A.I. RECEIVABLES CORP.
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               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                      333-44653                13-3997594
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 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)



                                160 WATER STREET
                               NEW YORK, NY 10038
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 428-5500
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ITEM 5.           OTHER EVENTS.

                  On September 15, 1998, distributions were made to the holders of the Series 1998-1 certificates (the "Certificates") issued from the AIC Premium Finance Loan Master Trust, pursuant to section 5.01 of the Amended and Restated Pooling and Servicing Agreement (the "PSA") dated as of April 14, 1998, among A.I. Receivables Corp., as Transferor, A.I. Credit Corp. and AICCO, Inc., as Original Transferors and Servicer, and The First National Bank of Chicago, as Trustee (as such section 5.01 is delineated in the Series 1998-1 supplement to the PSA).

                  In conjunction with such distributions, pursuant to section
                  3.04 of the PSA, the Servicer delivered to the Trustee and each rating agency which has rated the Certificates, a Monthly Servicer Report for the period from August 1, 1998 through August 31, 1998. A copy of such Monthly Servicer Report is attached hereto as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           Exhibit 99.1 Monthly Servicer Report for the period from August 1, 1998 through August 31, 1998

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                             A.I. RECEIVABLES CORP.


                             By: /s/ Michael D. Vogen
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                                 Name:  Michael D. Vogen
                                 Title: Treasurer


                             AIC PREMIUM FINANCE LOAN MASTER TRUST

                             By: A.I. RECEIVABLES CORP.


                             By: /s/ Michael D. Vogen
                                 ----------------------
                                 Name:  Michael D. Vogen
                                 Title: Treasurer

Date:  September 15, 1998

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
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     99.1 Monthly Servicer Report for the period from August 1, 1998 through August 31, 1998